UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2011

DECISIONPOINT SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-144279	74-3209480
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19655 Descartes, Foothill Ranch, CA  92610-2609
 (Address of principal executive offices) (Zip code)

(949) 465-0065
 (Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Peter DiChiara, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On March 28, 2011 DecisionPoint Systems, Inc. dismissed Crowe Horwath LLP as its independent registered public accounting firm.  On March 28, 2011, we engaged BDO USA, LLP (“BDO”) as our new independent registered public accounting firm.  Our board of directors and audit committee has approved the dismissal of Crowe Horwath LLP and the appointment of BDO as our new independent registered public accounting firm.

During the fiscal years ended December 31, 2010 and 2009, and the subsequent interim periods through March 28, 2011, there were no disagreements between our company and Crowe Horwath LLP on any matter listed under Item 304 Section (a)(1)(iv) of Regulation S-K, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Crowe Horwath LLP would have caused Crowe Horwath LLP to make reference to the matter in its reports on our financial statements.  For the fiscal years ended December 31, 2010 and 2009, the reports of Crowe Horwath LLP on our financial statements for those fiscal years then ended did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2010 and 2009, and the subsequent periods through March 28, 2011, prior to engaging BDO, we did not consult BDO regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided that BDO concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

We provided Crowe Horwath LLP with a copy of this Current Report on Form 8-K on March 28, 2011, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Crowe Horwath LLP, dated March 28, 2011, is attached to this Form 8-K as an exhibit.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
16	Letter from Crowe Horwath LLP dated March 28, 2011.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECISIONPOINT SYSTEMS, INC.

Dated: April 1, 2011	By:	/s/ Nicholas R. Toms
Name: Nicholas R. Toms
Title: Chief Executive Officer

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